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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: AUGUST 21, 1997



                             SPACELABS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                         0-20083                  91-1558809
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



        15220 N.E. 40TH STREET, P.O. BOX 97013, REDMOND, WASHINGTON 98073
              (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (425) 882-3700



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Item 1.         Not Applicable


Item 2.         Acquisition or Disposition of Assets

                On August 21, 1997, the Company acquired Burdick, Inc. (Burdick) a privately owned developer and manufacturer of diagnostic cardiology systems based in Milton, Wisconsin. The acquisition was effected pursuant to an Agreement and Plan of Merger dated July 11, 1997 (a copy of which is filed herewith as Exhibit 10.34), under which Burdick (together with all assets, operations and employees) has become a wholly-owned subsidiary of the Company. Assets acquired include working capital, manufacturing equipment, tooling, furniture and fixtures and intellectual property used in connection with the development and manufacture of diagnostic cardiology and respiratory systems distributed principally in the primary care market. The Company intends to operate Burdick in substantially the same manner as it was operated prior to the acquisition with additional resources focused on distribution into the hospital market.

                The Company acquired Burdick with $50 million in cash which was funded entirely with debt from Bank of America National Trust and Savings Association dba Seafirst Bank. The amount of consideration paid was established through negotiations between the parties and analysis from independent valuation consultants. The shareholders of Burdick prior to the acquisition included approximately 6 institutional investors and 61 current and former employees.


Items 3-6.      Not Applicable

Item 7.         Financial Statements and Exhibits

                (a),(b) Financial Statements of Businesses Acquired and Pro forma Financial Information.

                The Company is currently assessing whether or not financial statements and pro-forma information will be required. Should such information be required, it will be filed not later than 60 days after September 5, 1997, the date by which this Form 8-K is required to be filed.

                (c) Exhibits.

                10.34 Agreement and Plan of Merger

Item 8.         Not Applicable

Item 9.         Not Applicable



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 5, 1997                SPACELABS MEDICAL, INC.
                                            (Registrant)



                                        /s/ Carl A. Lombardi
                                        -----------------------------------
                                            Carl A. Lombardi

                                        Chairman of the Board and
                                          Chief Executive Officer



                                        /s/ James A. Richman
                                        -----------------------------------
                                             James A. Richman

                                            Vice President and
                                           Corporate Controller